Exhibit 10.8

Investment Amendment # 1

(TIER 2020)

Agreement Number: 202100733

THIS INVESTMENT AMENDMENT EFFECTIVE THE 1ST DAY OF JUNE 2021, BETWEEN:

ALBERTA INNOVATES

A Provincial research and innovation corporation

established pursuant to Section 6.1(3) of the Alberta

Research and Innovation Act

- and -

ADVEN INDUSTRIES INC.

A Corporation incorporated under the laws of

the Province of Alberta

(the “Applicant”)

BACKGROUND

1. Alberta Innovates and the Applicant entered into an Investment Agreement under the TIER 2020 Program titled “Construction of 300T/year Commercial Demonstration ASAC Plant,” dated the 1st day of April 2020; and

2. The Parties wish to amend the Investment Agreement.

NOW THEREFORE, FOR GOOD AND VALID CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED BY ALBERTA INNOVATES AND THE APPLICANT:

1. The Agreement is hereby amended:

(a) by extending the Project Completion date to December 31, 2022;

(b) by replacing the Schedule D with the revised Schedule D attached.

2. The Applicant acknowledges that no additional contribution is guaranteed or expected past the Term and that nothing in this Amendment shall be construed as an obligation of any kind on Alberta Innovates to fund the Applicant past the Term;

3. These amendments shall be incorporated into and form part of the Agreement effective as of the date at the beginning of this Amendment; and

4. Except as amended by this Amendment, all terms and conditions of the Agreement remain in full force and effect. Capitalized terms used in this Amendment but not defined shall have the meaning given to them in the Agreement.

This Amendment may be executed in any number of counterparts and delivered via facsimile or electronically in portable document format. Each such counterpart, when so executed and delivered, shall be deemed an original and all such counterparts, when taken together, shall constitute one and the same instrument.

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Agreement Number: 202100733	Page 1 of 4

Investment Amendment # 1

(TIER 2020)

ALBERTA INNOVATES

/s/ Maureen Lomas
Per: Maureen Lomas
Vice President, Finance

/s/ Laura Kilcrease
Per: Laura Kilcrease
CEO

[THIS SPACE LEFT INTENTIONALLY BLANK]

Agreement Number: 202100733	Page 2 of 4

Investment Amendment # 1

(TIER 2020)

CONSENT AND ACKNOWLEDGEMENT TO BE BOUND TO THE INVESTMENT AGREEMENT BY THE APPLICANT:

The undersigned agrees to be bound by this Investment Agreement.

ADVEN INDUSTRIES INC.

/s/ Yanguang Yuan
Per: (printed name):	Yanguang Yuan
Position:	CEO

I have authority to bind the company.

[THIS SPACE LEFT INTENTIONALLY BLANK]

Agreement Number: 202100733	Page 3 of 4

Investment Amendment # 1

(TIER 2020)

SCHEDULE D

MILESTONE, REPORTING, AND PAYMENT SCHEDULE (MRP) AS ATTACHED

Agreement Number: 202100733	Page 4 of 4